THE MANAGERS FUNDS

Managers Cadence Mid-Cap Fund – Class B Shares

Supplement dated May 1, 2011 to the Summary Prospectus dated September 27, 2010

The following information supplements and supersedes any information to the contrary relating to Class B shares of Managers Cadence Mid-Cap Fund (the “Fund”), a series of The Managers Funds, contained in the Fund’s Summary Prospectus dated September 27, 2010.

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated September 27, 2010, as supplemented May 1, 2011, are incorporated by reference into this summary prospectus.

Effective June 30, 2011 (the “Closure Date”), Class B shares of the Fund will be closed to all investors and will no longer be available for purchase, except as noted below.

As of the Closure Date, Class B shares of the Fund will be closed to all investors and will no longer be available for purchase, including purchases by exchange, except for purchases made by automatic reinvestment of dividends and capital gains distributions pursuant to the Fund’s automatic reinvestment plan. Shareholders who redeem Class B shares of the Fund will continue to be subject to the deferred sales charges described in the Summary Prospectus. The Fund reserves the right to modify this policy at any time.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE